UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2015

STELLAR BIOTECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-54598	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

332 E. Scott Street
Port Hueneme, California 93041
(Address of principal executive offices) (Zip Code)

(805) 488-2800
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On August 10, 2015, the Company issued a press release announcing its financial results for its fiscal quarter ended June 30, 2015.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The information furnished herein and therein shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section.

Item 9.01                      Financial Statements and Exhibits

(d)  Exhibits

99.1           Press Release, dated August 10, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stellar Biotechnologies, Inc.

Date: August 10, 2015	By: /s/ Kathi Niffenegger
Name: Kathi Niffenegger
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Stellar Biotechnologies, Inc. dated August 10, 2015